UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2019
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6280 AMERICA CENTER DRIVE SAN JOSE, CA	95002
(Address of principal executive offices)	(Zip code)

(650) 687-5817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

☐            If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

On May 16, 2019, Hewlett Packard Enterprise Company, a Delaware corporation (“HPE”) entered into a definitive Agreement and Plan of Merger, dated as of May 16, 2019 (the “Merger Agreement”), by and among HPE, Canopy Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of HPE (“Merger Sub”), and Cray Inc., a Washington corporation (“Cray”).  The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Cray (the “Merger”), with Cray surviving the Merger and becoming a wholly owned subsidiary of HPE (the “Surviving Corporation”).

Pursuant to and subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Cray (“Cray Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding shares of Cray Common Stock that are (i) owned by Cray as treasury stock or by HPE or Merger Sub, which shares will be canceled and will cease to exist, (ii) held by any wholly owned subsidiary of Cray or HPE (other than Merger Sub), which shares will be converted into such number of shares of common stock of the Surviving Corporation so as to maintain relative ownership percentages, (iii) restricted shares of Cray Common Stock underlying any Cray restricted stock award, and (iv) held by any holder who did not vote in favor of the Merger Agreement or the Merger (or consent thereto in writing) and who exercises dissenters rights when and in the manner required under the Washington Business Corporation Act), will be converted into the right to receive $35 per share in cash, without interest, subject to any required withholding taxes (the “Merger Consideration”).

Pursuant to the terms of the Merger Agreement, each Cray stock option that is vested as of immediately prior to the Effective Time will be cancelled in exchange for an amount in cash equal to, for each share of Cray Common Stock underlying such option, the excess of the Merger Consideration, over the exercise price per share, less applicable tax withholding, and each Cray stock option that is unvested as of the Effective Time will be converted into an HPE stock option and will otherwise remain subject to the same terms and conditions (in each case, other than Cray stock options with exercise prices equal to, or greater than, the Merger Consideration, which will be cancelled for no consideration).  Each Cray restricted stock unit that is vested as of immediately prior to the Effective Time will be cancelled in exchange for an amount in cash equal to the Merger Consideration, less applicable tax withholding, and each Cray restricted stock unit that is unvested as of the Effective Time will be converted into an HPE restricted stock unit and will otherwise remain subject to the same terms and conditions. Each Cray performance-based restricted stock unit award will be converted into an HPE restricted stock unit award (and for purposes of such conversion, the number of shares of Cray Common Stock underlying the award shall be deemed to equal 50% of the number of shares covered by the award immediately prior to the Effective Time) which generally vests based on continued service through the one-year anniversary of Effective Time. Each Cray restricted stock award that is unvested and that is held by a nonemployee director of Cray as of the Effective Time will be cancelled in exchange for an amount in cash equal to the Merger Consideration, less applicable tax withholding.

Pursuant to and subject to the terms and conditions of the Merger Agreement, Cray has agreed to various customary covenants and agreements, among other things, (i) to carry on its business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger; (ii) subject to certain customary exceptions set forth in the Merger Agreement to permit Cray’s board of directors to comply with its fiduciary duties, to recommend that Cray’s shareholders approve the Merger Agreement; (iii) not to solicit alternative acquisition proposals; and (iv) to certain restrictions on its ability to respond to any unsolicited acquisition proposals.  The Merger Agreement also contains customary representations, warranties and covenants of each of Cray, HPE and Merger Sub.

The obligations of HPE and Merger Sub, on the one hand, and Cray, on the other hand, to effect the Merger are subject to satisfaction or waiver of certain conditions, including: (i) the approval of the Merger Agreement by Cray’s shareholders; (ii) the absence of injunctions or other legal restraints preventing the consummation of the Merger; (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act and the receipt of all other required approvals, consents or clearances under specified foreign merger control laws; (iv) the accuracy of the other party’s representations and warranties, subject to specified materiality qualifications; (v) compliance by the other party with its covenants in the Merger Agreement in all material respects; and (vi) in the case of the obligations of HPE and Merger Sub to effect the Merger, the absence of a material adverse effect with respect to Cray (as defined in the Merger Agreement).

The Merger Agreement contains certain customary termination rights for both HPE and Cray, including, among others, by either HPE or Cray upon the failure of the Effective Time to have occurred on or before the date that is six months following the date of the Merger Agreement, subject to extension by either HPE or Cray for up to two periods (the first period of four months and the second period of three months) if all conditions to the Merger other than the conditions relating to regulatory approvals have been satisfied as of that date.

If (i) the Merger Agreement is terminated by Cray to enter into an acquisition agreement that constitutes a “Superior Proposal” (as defined in the Merger Agreement), (ii) the Merger Agreement is terminated because Cray’s board of directors changes its recommendation in favor of the Merger Agreement or a tender or exchange offer relating to securities of Cray has commenced (other than by HPE or an affiliate) and the Cray board of directors either recommends that its stockholders tender their shares in such offer or fails to recommend against the acceptance of such offer or (iii) within 12 months following termination of the Merger Agreement under certain circumstances, Cray consummates or enters into a definitive acquisition agreement that constitutes a “Takeover Proposal” (as defined in the Merger Agreement), in each case, Cray is required to pay HPE a termination fee of $46 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.  The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about HPE, Cray or Merger Sub. In particular, the representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement rather than establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by HPE or Cray. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about HPE or Cray and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01.  Regulation FD Disclosure.

On May 17, 2019, HPE issued a press release announcing its entry into the Merger Agreement. Also on May 17, 2019, HPE made available an investor presentation regarding the proposed transaction. Copies of the press release and investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HPE and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the expected benefits and costs of the Merger and the other transactions contemplated by the Merger Agreement; the expected timing of the completion of the Merger; the ability of HPE, Merger Sub and Cray to complete the Merger considering the various conditions to the Merger, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the Merger may not be timely completed, if at all; that, prior to the completion of the transaction, Cray’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HPE’s SEC reports, including but not limited to the risks described in HPE’s Annual Report on Form 10-K for its fiscal year ended October 31, 2018 and subsequent reports on Form 10-Q and that are otherwise described or updated from time to time in other filings with the SEC. HPE assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 16, 2019, by and among Hewlett Packard Enterprise Company, Cray Inc. and Canopy Merger Sub, Inc.

99.1	Press Release of Hewlett Packard Enterprise Company, dated May 17, 2019.

99.2	Investor Presentation of Hewlett Packard Enterprise Company, dated May 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned officer hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and
Assistant Secretary

Date: May 17, 2019